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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 MARCH 15, 2002

                         AAMES CAPITAL ACCEPTANCE CORP.
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2002-1
   --------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                    333-54184                95-4438859
----------------------------- --------------------  ---------------------------
(State or other jurisdiction       (Commission           (I.R.S. employer
     of incorporation)             file number)         identification no.)

   350 SOUTH GRAND AVENUE, 43RD FLOOR LOS
            ANGELES, CALIFORNIA                 (213) 210-5000         90071
------------------------------------------ ------------------------ ------------
(Address of principal executive offices)    Registrant's telephone   (ZIP Code)
                                             number, including
                                                 area code

                                       N/A

                   ------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================


                                      -2-
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Item 5.  Other Events

     This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Stroock & Stroock & Lavan LLP, counsel to the Registrant, in connection with the proposed offering of the Aames Mortgage Trust 2002-1, Mortgage Pass-Through Certificates, Series 2002-1.

Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

     5.2      Opinion of Stroock & Stroock & Lavan LLP regarding the legality of
              Bonds

     8.1      Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

     23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.1)



                                      -3-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AAMES CAPITAL ACCEPTANCE CORP.

                                           By /s/ Rick Holguin
                                              -----------------------------
                                              Rick Holguin
                                              Vice President

Dated: March 15, 2002


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                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
-----------   ----------------------

     5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

     5.2      Opinion of Stroock & Stroock & Lavan LLP regarding the legality of
              Bonds

     8.1      Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

     23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.1)